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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 18, 2002

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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-23975                   16-1545669
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 (State or Other Jurisdiction   (Commission file No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (716) 625-7500
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                                 Not Applicable
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          (Former name or former address if changed since last report)

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Items 1, 2, 3, 4, 6, 8 and 9:                        Not Applicable.


Item 5.  Other Events

         On September 18, 2002, First Niagara Financial Group, Inc. (the "Company") issued a press release reporting that it filed a registration statement with the Securities and Exchange Commission with respect to an offering of common stock in connection with the Company's previously announced intent to conduct a "second-step" conversion. The Company also announced that it is filing an application with the Office of Thrift Supervision for approval of a Plan of Conversion, as well as for the previously announced agreement to acquire Finger Lakes Bancorp, Inc. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


Exhibit
Number     Description
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99.1       Press release dated September 18, 2002.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      FIRST NIAGARA FINANCIAL GROUP, INC.

                      By:    /s/ Paul J. Kolkmeyer
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                             Paul J. Kolkmeyer
                             Executive Vice President,
                             Chief Operating Officer and
                             Chief Financial Officer
                             (Duly authorized representative)


Dated: September 18, 2002